COMPETITIVE TECHNOLOGIES

Unlocking the Potential of Innovation®

Technology Transfer and Licensing Services

Competitive Technologies

Strategic Plan

Fiscal Year 2007

Exhibit 99.1

Safe Harbor

             Statements about our future expectations, including development and regulatory plans, and all other statements, other than historical facts, are “forward-looking statements”
within the meaning of applicable Federal Securities Laws, and are not guarantees of future performance.  If and when used herein, the words “may,” “will, ” “should,”
“anticipate,” “believe, ” “intend,” “plan,” “expect,” “ estimate,” “approximate,” and similar expressions, as they relate to us or our business or management, are intended to identify such forward-looking statements.  These statements involve risks and uncertainties related to market acceptance of and competition for our licensed technologies, growth strategies, operating performance, industry trends, and other risks and uncertainties inherent in our business, including those set forth in Item 7 under the caption “Risk Factors, ” in our most recent Annual Report on Form 10-K for the year ended July 31, 2005, filed with the Securities and Exchange Commission (“SEC”) on
October 13, 2005, and other factors that may be described in our other filings with the
SEC, and are subject to change at any time.  Our actual results could differ materially from these forward-looking statements.  We undertake no obligation to update publicly any forward-looking statement.

Contents

Introduction

Our Vision

Our Mission

Company Objectives

Some Background

The Business Model

Success-Fee Based Licensing

Market Assessment & Valuation Services

Technology Sourcing or “Scouting” Services

The Operational Equation

Inventory

Assessment and Valuation

People

Corporate Marketing

Craft a Focused Message

Publicize the Message

Introduction

             This document is a non-confidential excerpt from
Competitive Technologies’ 2007 Strategic Plan. It is
intended to provide information about strategies and
future directions to interested parties.

             The plan is developed annually by the Competitive
Technologies’ management team based on what we
have learned during the past year.  It is current as of
July 6, 2006 and will be adjusted as needed for
planning and managing the growth of the Company.

Our Vision

             To be recognized as the leader for licensing
technology, commercializing technology, and
transferring technology.

Our Mission

To create lasting value for our shareholders;

To provide solutions to meet our licensees’
needs;

To conduct every relationship with an emphasis
on mutual success;

To maintain the highest standards of ethical
behavior;

To respect the dignity and contributions of our
people; and

To set realistic goals.

Our Goals

To increase recurring revenue and grow this revenue
annually:

Replace revenue from expiring patents; and

Develop new revenue sources over and above what we have
now.

To publicize CTT’s message to our constituencies:

Investors;

Institutions;

Clients; and

Technology end users.

To acquire and license high quality, late stage IP

To empower, retain, and nurture our people

Some Background on CTT’s Business

The “Success-fee” business model:

CTT is paid when revenue is realized.

We pay our own costs until a license is executed.

If we make a bad choice, we don’t get paid for our efforts.

We put a procedure in place to improve the technology
selection process.

“Success-fee” sets CTT apart in the industry.

It makes CTT attractive to academia, small companies and
individual inventors.

Without successful licensing of technologies, however,
success-fee does not work.

The Business Model

Success-fee Based Licensing;

Market Assessment & Valuation; and

Technology Sourcing.

Litigation is NOT Our Business

We seek business resolutions to all licensing and
patent assertion issues.  We will, however, protect
our clients’ as well as our own patent rights through
litigation when deemed necessary.

Success-fee Based Licensing

Our agreements feature revenue sharing with the
owners of the intellectual property or technology.

The details are confidential to protect the interests of
the IP owner and CTT.

All revenue, up-front fees, royalty payments and
proceeds from any sale of intellectual property or
technology is shared per an agreed upon formula.

Operational Equation

             Business Development is required to earn
and build revenue. To accomplish this, we
need an inventory of licensable technologies.

Inventory

Technologies in the database (inventory) are
systematically reviewed and then:

Released to owner; or

Valued, and based on the valuation:

Continued/renewed for licensing; or

Released.

The review process is intended to enable active
marketing of valuable technologies and eliminate efforts
on technologies that do not meet our criteria.

How Much Inventory is Required?

We believe that:

Every $1M in revenue needs ten licenses yielding
$100K each per year, or 4 at $250K per year…..

$10M in revenue requires 40 technologies at 250K
per year, $10M in retained revenue requires 2-3 x
that.

To achieve $10M in retained revenue it is necessary
to:

seek to fill articulated technology needs of clients.

relentlessly search for promising technologies in academia,
government labs and the private sector.

Inventory Reality

Intuitively, we need hundreds of technologies
because of the following unknowns:

Licensing timelines for each technology;

Financial results of each license;

Our dependence on business cycle/success of
licensee; and

Innovation can appear from elsewhere, reducing
value of any technology.

We require many eggs in many baskets.

Considerations

             Finding technologies of value requires constant informed
effort.  The best technologies for CTT to pursue have
three attributes: a solid IP position, a significant market, and a motivated and cooperative inventor/IP owner.

             We are continuously exposed to product opportunities
and will cautiously evaluate these. We will consider
intellectual property based product licensing; but, we will
not be responsible for the sale, shipment, distribution or
manufacture of products.

Assessment and Valuation

             Academic institutions have fixed budgets for patent
costs.  We believe they will be willing to pay a fraction of the patent cost to receive an independent assessment as
to whether an invention is worth patenting
.

             Entities holding large numbers of patents often waste
between 20% and 50% of their patent budgets
maintaining patents of little or no commercial value.
Their problem, and our opportunity, is that they do not
often differentiate between valuable patents and the
remainder.

Our Assessment and Valuation Opportunity

Potential for cost savings creates the market “pull”;

Likely clients:

Universities/Research Institutions with limited patent
prosecution/technology marketing budgets;

Large portfolio holders with significant patent
maintenance costs at 4, 8, 12 years.

The Proprietary Valuation Process

The purpose is to associate $$ with technology.

There are three steps:

Market Survey

Qualitative

Quantitative

Valuation is sensitive to market conditions,
regulatory environment, assumptions, time, etc.

Using Our Resources Wisely

We conduct prior art searches & market analyses
to guide our Business Development efforts.

We review prior marketing efforts of patentees.

We integrate information into the CTT database.

Support Business Development with marketing
including:

Website descriptions;

Presentations;

Brochure; and

CTT Patent Index.

Technology Sourcing

There is a market for technology sourcing on
a retained fee basis.  We seek these
relationships and pursue those that present
viable revenue opportunities.

People - Our Most Important Asset

             The 2006 new hires are a critical investment in
our future growth. We added three Business
Development Executives, an Associate General
Counsel, a Marketing Director and one Technical
Specialist.

             We will add personnel as required to execute the
Strategic Plan.

Corporate Marketing

Our primary 2007 marketing goals are:

To craft a focused brand message.

CTT has initiated a plan to synthesize the company's core
values into a clear, concise and well articulated brand.

To publicize CTT's message to key stakeholders,
including clients, customers, shareholders and
employees, through a variety of channels
incorporating corporate collateral material and a
media relations campaign.

Examine the market landscape in the IP licensing
arena to position CTT effectively.

More Information . . .

on Technologies available for license can be found at:

www.competitivetech.net/technologies/index.html